Exhibit 99.1

Barclays CEO Energy - Power Conference Tom Burke President & CEO September 3, 2014

Forward - Looking Statements 2 This report contains f orward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, as well as statements as to the expectations, beliefs and future expected business, financial performance and prospects of the Company that are based on current expectations and are subject to certain risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially include oil and natural gas prices, the level of offshore expenditures by energy companies, variations energy demand, changes in day rates, cancellation by our customers of drilling contracts, letter agreements or letters of intent or the exercise of early termination provisions, risks associated with fixed cost drilling operations, cost overruns or delays on shipyard repair, construction or transportation of drilling units, maintenance and repair costs, costs or delays for conversion or upgrade projects, operating hazards and equipment failure, risks of collision and damage, casualty losses and limitations on insurance coverage, customer credit and risk of customer bankruptcy , the general economy and energy industry, weather conditions in the Company’s operating areas, increasing complexity and costs of compliance with environmental and other laws and regulations, changes in tax laws and interpretations by taxing authorities, civil unrest and instability, terrorism and hostilities in our areas of operations that may result in loss or seizure of assets, the outcome of disputes and legal proceedings, effects of the change in our corporate structure, and other risks disclosed in the Company's filings with the U.S. Securities and Exchange Commission. Each forward - looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward - looking statements, except as required by law.

3 Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

4 Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

Rowan Overview & Investment Highlights 5 As a result of our strategic initiatives and investments over the past few years, Rowan is now well - positioned to reap significant benefits in the coming years 1. Competitive differentiation in drilling demanding wells 2. Young high - specification 1 fleet well positioned in key industry segments 3. Geographic diversity with assets located in seven markets 4. Improving margins and strong earnings growth, expanding into more profitable UDW market 5. Large contract backlog and strong balance sheet 6. Strong culture with experienced and loyal workforce Investment Highlights • RDC listed NYSE • Investment Grade (BBB - / Baa3) • 3800 Employees worldwide • 34 Offshore Drilling Units • 4 UDW Drillships 2 Delivered + 2 Under Construction • 30 Jack - ups 19 High - Spec (1) + 8 Premium + 1 Commodity + 2 Stacked Company Overview (1) High - specification Rig : Defined by Rowan as rigs with a two million pound or greater hook - load capacity. 1 2 3 4 5 6

1 Rowan is Focused on Demanding Drilling Services

> ***"Our mission is to be recognized by our customers as the most efficient and capable provider of demanding contract drilling services"***

Rig: *Scooter Yeargain*
Customer: *Saudi Aramco*
Wells drilled: *RBIB: 2-6*
Location: *Middle East*
Total Depth (ft): *17,000+*
Pressure (psi): *11,000+*
Temp (°F): *350° +*



Rig: *Bob Palmer*
Customer: *Shell*
Well drilled: *Joseph*
Location: *US GOM*
Total Depth (ft): *25,000+*
Pressure (psi): *24,500+*
Temp (°F): *450° +*





Rig: *Gorilla V*
Customer: *Total*
Wells drilled: *West Franklin*
Location: *North Sea*
Total Depth (ft): *18,000+*
Pressure (psi): *15,800+*
Temp(°F): *380° +*

Rig: *Mississippi / EXL III*
Customer: *McMoRan*
Wells drilled: *Davy Jones 1 & 2*
Location: *US GOM*
Total Depth (ft): *28,000+*
Pressure (psi): *25,000*
Temp (°F) : *400° +*



Rowan Ranks #1 among Offshore Drillers for HPHT Applications four out of the last five Energypoint Research Inc. surveys


ENERGYPOINT RESEARCH INC
Rated 1st in
HPHT Applications
OFFSHORE DRILLERS
Customer Satisfaction
2012
ENERGYPOINT RESEARCH INC
Rated 1st in
HPHT Applications
OFFSHORE DRILLERS
Customer Satisfaction
2013

6

19 Rowan High - Spec Jack - ups Includes data supplied by ODS - Petrodata, Inc. Copyright 2014 (as of 08/27/14) and Rowan Companies 7 Customers D emand Higher - Specification R igs • Drilling challenging wellbore designs • Focused on achieving lower wellbore costs rather than the lowest day rate • Higher standards post - Macondo Rowan has a Leading Position in High - Spec Jack - ups Number of High Specification Jack - Ups 2 0 2 4 6 8 10 12 14 16 18 20 Other Varada Petroleum CSM Malta Oil & Gas Hercules Offshore Perforadora Mexico CPOE KS Drilling Coastal Contracts CSSC Leasing Landmark Offshore Tianjin Haiheng Maersk Drilling Ensco Noble COSL Transocean Prospector Aban Offshore FTS Derricks Seadrill / NADL Rowan By YE2017 Current

Includes data supplied by ODS - Petrodata, Inc. Copyright 2014 (as of 08/27/14) and Rowan Companies 8 Best In Class Features Include • Two seven - ram BOPs • Equipped with 12,000 ft of riser • 1250 ton hook load • DP - 3 compliant with retractable thrusters • Five mud pumps with dual mud systems • Four million pound riser tensioning system • Third load path • Accommodations for 210 people on board Rowan Ultra - Deepwater Drillships are Best in Class 2 0 1 2 3 4 5 6 7 Ensco Pacific Drilling Maersk Atwood Noble Seadrill Dolphin Maersk Rowan Transocean D rillships with two BOP stacks and 1250 ton hook load path 4 Rowan High - Spec Drillships

3 Rowan's Diverse Global Footprint Spans Seven Markets


North Sea 6 JU
Harsh environment HP/HT market
Super Gorilla / N-Class well suited
US Gulf of Mexico 7 JU(1) & 3 UDW(2)
HP/HT Deep Gas
Key location for demanding UDW
Med 1 JU
Expanding HP/HT environment
Middle East 10 JU
Most active jack-up region in the world
Trinidad 2 JU
Demanding environmental conditions
West & North Africa 1 UDW
Large UDW market
Expanding high spec jack-up market
SE Asia 4 JU
NOC / IOC high grading fleets
Multiple country demand

4 UDW Drillships [1]

19 High-Spec Jack-ups

8 Premium Jack-ups

3 Commodity Jack-ups [2]

(1) Two ultra-deepwater drillships currently under construction
(2) Two cold-stacked

9

Rowan UDW Rigs on Schedule & Budget, First Rig on Rate 10 Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/14/14) Rowan UDW Day Rates at High End of Market $300K $400K $500K $600K $700K Industry Rowan Renaissance Resolute Reliance Relentless 1 Rowan Renaissance Delivered Jan 2014 3 - Year Contract Commenced Apr 2014 West Africa 2 Rowan Resolute Delivered Apr 2014 3 - Year Contract Commences Nov 2014 US GOM 3 Rowan Reliance Delivery Oct 2014 3 - Year Contract Commences Jan 2015 US GOM 4 Rowan Relentless Delivery Mar 2015 2 - Year Contract Commences 3Q 2015 US GOM 4

11 Rowan has a Strong Backlog and Diverse Customer Base 11 $1.2 $1.5 2010 2011 2012 Current $2.2 $5.0 Rowan’s Diverse Customer Base Contract backlog has quadrupled in four years USD Billions Contract backlog extends into 2018 USD Billions $ 0.7 $ 1.7 $ 1.4 $ 0.8 $ 0.5 2014 2015 2016 2017 2018+ Rowan Contract backlog as of 08/25/2014. 5

Strong Balance Sheet = Capital Allocation Options 12 ▪ Investment grade credit rating » Provides access to capital in strong and weak markets » Provides stability and ability to seize opportunities in down markets ▪ Undrawn $1 billion revolver and drillship construction fully financed ▪ Capex expected to significantly decline after fourth UDW rig delivered in 2015 and substantial free cash flow expected to start second half 2015 ▪ Capital allocation options, starting second half 2015, include : » Targeted growth investments if attractive opportunities arise » Stable dividend growth through industry cycles » Opportunistic share repurchases 5

Strong C ulture with Experienced and L oyal Workforce ▪ 91 - Year history of operating excellence ▪ Culture of continuous improvement ▪ Experienced and loyal employees with proven industry leadership ▪ Goal of highest customer satisfaction with a strong commitment to safe and reliable operations 13 Rowan is one team built around great equipment, great people, and a shared mission and values 6

14 Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

1980’s Era Jack - ups Approaching 40 Years of Age • Design life of 1980s era jack - ups was approximately 30 years • Today, 26 j ack - ups are 40 years of age or older, 292 jack - ups will reach 40 years of age by 2024 • Only the most marketable older jack - ups will stay active in the face of new competition 15 Total jack - up market additions and attrition by year (1970 - 2017) Number of rigs 308 JACK - UPS OVER 25 YEARS 330 JACK - UPS ORDERED IN LATEST CYCLE Attrition Could Accelerate 190 DELIVERED TO DATE Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/26/14) -80 -60 -40 -20 0 20 40 60 80 2015 2010 2000 2005 1995 1990 1985 1980 1975 1970 Attrition (retirement) Additions Attrition (accident) 2020

1980’s Era Jack - ups Approaching 40 Years of Age 16 26 Over 40 Years Today 292 Over 40 Years By 2024 • Design life of 1980s era jack - ups was approximately 30 years • Today, 26 jack - ups are 40 years of age or older, 292 jack - ups will reach 40 years of age by 2024 • Only the most marketable older jack - ups will stay active in the face of new competition Attrition Could Accelerate Total jack - up market additions and attrition by year (1970 - 2017) Number of rigs Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/26/14) -80 -60 -40 -20 0 20 40 60 80 1985 2000 2005 1995 1990 1980 2015 2010 1975 1970 2020 Effect on worldwide fleet if all 40 year old JUs left the market Attrition (retirement) JUs Over 40 years old Attrition (accident) Additions

Competitor Rigs Rowan’s Older Jack - ups are Capable and Marketable 17 0 50 100 150 200 250 300 350 400 450 500 550 600 650 1980 1978 1976 1974 1972 1970 1988 1986 1984 1982 Rowan Rigs J ack - up Capability Score 0 to 1095 Avg. score: 220 (1) Internal study based on a population of 229 active rigs that are 25 years of age or older. Objective design and capability c rit eria include jack - up type (mat/independent Leg/slot/cantilever), water depth, variable deck load, derrick capacity , cantilever (envelope/capacity), quarters capacity, BOP (diameter and pressure rating), mud pumps (quantity/Horse Power ), leg spacing, liquid mud capacity, and mechanical pipe handling. (2) For Rowan rigs, Includes one high - spec rig (Rowan Gorilla IV), eight premium rigs, and one commodity rig; excludes two cold stac ked rigs. (3) As of October 17, 2013 excludes cold stacked rigs. Year built Rowan 1970 - 1988 Jack - up Capability Ranking (1) (2) (3) » Wells today demand technical capabilities that older generation rigs with lower capabilities cannot provide without significant upgrades » Rigs with an above average score are considered more capable and marketable » Rowan’s 10 older rigs all scored above average

140 16 28 96 46 6 27 17 Rowan is Currently Competing with Only 23 Newbuild JU Total newbuild Deliveries 2014 to 2017 Contracted Non - c ompetitive markets (1) Un - contracted competitive Speculator (2) low - spec Speculator (2) high - spec Conventional (3) low - spec Conventional (3) high - spec Total newbuild deliveries by contract status and order customer Number of rigs Clear competitors to Rowan at this time 18% of total newbuild deliveries (1) Mexico, Iran, China and others (2) Refers to non - established drilling competitors, shipyards, and financial groups (3) Refers to established and conventional competitors (i.e. Transocean, Seadrill , and Ensco) Includes data supplied by ODS - Petrodata , Inc ; Copyright 2014 (as of 08/26/14) • Under current ownership, only 23 newbuild jack - ups are clearly competitive with Rowan on near - term opportunities • 73 speculator rigs may be cancelled, moved to non - competitive markets, or purchased by competitive contractors 18

• Floater market undergoing fleet renewal - 225 newbuild floaters delivered since 2005, 70 more expected by 2017 • Long term deepwater supply / demand balance seems favorable, despite a current pause in demand • Majority of new reserves discovered in deepwater , and new deepwater markets opening • Rowan’s exposure to deepwater pause is low » All four ultra - deepwater drillships on contract until late 2017 » Rowan drillships are high - spec Rowan is Well Positioned in the Bifurcating Floater Market 19

20 Market Dynamics Delivering Shareholder Value Conclusion Company Overview & Investment Highlights

Rowan has Established Three Priorities to Increase Value 21 Rowan will improve our return on assets, profit margins, and grow the earnings power of our fleet . Strong Financial Returns Employees want to be part of a winning high performing team , a career path with development opportunities, and a healthy work - life balance. Best Place To Work Customers want • Safe and reliable operations • Operational risk and procedural discipline • Low flat spot time Highest Customer Satisfaction

Rowan’s is Focused on Strong Financial Returns 22 Execution Cost Control Optimal Capital Allocation Strong Financial Returns

Execution: Reduce OOS Time, Maintain Low Downtime FY 2014 9 - 10 % Est . 23 Unbillable Operational Downtime (1) Percentage available r ig d ays Out of Service Time (OOS) Percentage available rig d ays Targeted at 2.5% FY 2015 Targeted at 3 - 6% (1) Rowan’s first drillship went on rate mid - second quarter 2014, and the Company continues to expect drillship operational downtime to be approximately 5% after a break - in period of approximately six months up to one year when operational downtime could be somewhat higher. Rowan is focused on maintaining low levels of operational downtime and reducing out - of - service time (except for repositioning and reaction to market conditions) to drive higher earnings and improve margins

Cost Control: Rowan is Focused on Cost Efficiency 24 Cost Structure • Review all back office and support processes for efficiency and focus on control of off - rig costs going forward Cost Control • Improving maintenance systems • Emphasis on preventative maintenance Maintenance Systems Rig Inventories • Reduce spend by optimizing inventories of parts and capital spares • S trategically source by concentrating spend at fewer vendors Performance Management • Drive performance through clear incentives at regional and rig levels After Rowan’s Rapid Expansion into UDW, Norway, and SE Asia, Costs are Moderating

Capital Allocation: Options to Maximize Shareholder Value 25 As Rowan begins to generate free cash flow in 2015, we will consider all capital allocation options while maintaining an investment grade credit rating Asset Acquisitions and Divestitures • Potentially acquire quality speculator assets against long - term contracts • Consider building assets against contracts with suitable rate and term • Avoid speculative rig purchases and construction under current market conditions • Divest older assets opportunistically that no longer create value Dividends Plan to grow annual dividend over time, not targeting a specific yield Share Repurchases Opportunistically consider share repurchases if share price is attractive Upgrades of Existing Rigs Invest in older assets only if returns are clear • Life enhancement projects completed on most older rigs • Invest in older assets only for term contracts, ideally with customer reimbursement • Consider rig sale options

26 Company Overview & Investment Highlights Market dynamics (especially jack - up market) Delivering s hareholder v alue (especially through allocation of capital) Conclusion

Rowan is Positioned to Benefit from its Strategic Actions 27 Competitive differentiation in drilling demanding wells 1 Young high - specification fleet well positioned in key industry segments 2 Geographic diversity with assets located in seven markets 3 5 Large contract backlog and strong balance sheet 4 Improving margins and strong earnings growth, expanding into more profitable UDW market 6 Strong culture with experienced and loyal workforce

Thank you 28

Appendix 29

Global Jack - up Fleet Utilization is 86%, Marketed 92% Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/28/14) US GOM Indian Ocean North Sea Mediterranean Middle East Southeast Asia Mexico C&S America West Africa Australia 50% 58 Rigs 93% 57 Rigs 76% 17 Rigs 83% 29 Rigs 91% 33 Rigs 100% 1 Rigs 91% 74 Rigs 87% 149 Rigs 94% 16 Rigs 98% 50 Rigs Worldwide jack - up utilization by region Fleet t otal: 532 rigs 30

Jack - up Market Bifurcation Continues 20 40 60 80 100 IS, MS, MC <300'IC 300'IC 350'+ IC(including High Spec) High Spec* % * Excludes Master Driller 31 Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/28/14) 66 units 125 units 140 units 201 units (includes 65 high - spec units) Worldwide jack - up utilization by rig class Percent

32 High - Spec, Quality Jack - ups Still Command Premium Rates $0 $50,000 $100,000 $150,000 $200,000 $250,000 IS, MS, MC <300'IC 300'IC 350'+ IC(including High Spec) High Spec* * Excludes Chinese Rig, Master Driller Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/28/14) ~$201K ~$96K ~$100K ~$114K ~$170K Earned day rates worldwide by rig class USD

EXL I Gorilla II J.P. Bussell Bob Palmer Arch Rowan C. Rowan Middletown R. Coffman EXL III Gorilla IV C. Provine Louisiana Rowan Expects 2014 Jack - up Fleet Rollovers 33 A S O N D 2 0 1 4 As of 08/25/2014 Fleet Status Report USGOM MED MIDDLE EAST SE ASIA • 7 rig extensions completed YTD • Rowan expects to rollover jack - ups in the Middle East • 6 are high - spec rigs, and demand for high - spec equipment continues to be solid Rowan high - spec rigs =

34 34 Global Drillship Fleet Utilization i s 94%, Marketed 94% USA Indian Ocean North Sea Middle East Far East Southeast Asia S. America West Africa Australia 93% 30 Rigs 100% 26 Rigs 93% 29 Rigs 100% 10 Rigs 100% 2 Rig 60% 5 Rigs 50% 2 Rigs 100% 1 Rig 100% 1 Rig Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/29/14) Mediterranean 100% 2 Rig Fleet t otal: 108 rigs Worldwide drillship utilization by region Percent

Floater Market* is also Rapidly Bifurcating 35 50 60 70 80 90 100 <5,000' 5,000'-7,499' 7,500'-9,999' 10,000'+ % *Floater Market includes drillships and semis Data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/29/14) 104 units 45 units 51 units 125 units Worldwide floater utilization by water depth

36 Later Generation Floaters Attain Higher Rates $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 <5,000' 5,000'-7,499' 7,500'-9,999' 10,000'+ ~$521K ~$334K ~$369K ~$451K Earned day rates worldwide by water depth *Floater Market includes drillships and semis Data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 08/29/14)

Rowan’s Newbuild Drillship Program is Fully Financed (in USD millions) Actual 06/30/2014 Projected 12/31/2014 Cash and available credit $2,247 $1,200 Total Debt $2,808 $2,807 Total Debt - to - Cap 36% 35% Net Debt - to - Cap 24% 34% 37 Investment Grade Balance Sheet (Baa3/BBB - ) Rowan Remaining Newbuild Capex With Three Drillships as of 06/30/2014 $478 MM 2014 2015 $973 MM In January 2014, Rowan completed an $800 million public debt offering and increased its revolver to $1 billion (2) (1) The Company expects to incur an additional approximately $135 million for mobilization, commissioning, riser gas - handling equipment, software certifications and drillship fleet spares to support deepwater operations expected to incur for the remai nde r of 2014. (2) Projected 12/31/2014 reflects increase in revolving credit facility from $750 million to $1 billion, currently undrawn. (1)

Current Rowan Avg. Regional Offshore Rig Operating Costs 38 Region Jack - ups ($K/day) Gulf of Mexico Low – Mid $50s Middle East Mid $50s – Mid $70s U.K. North Sea Mid – High $80s Norway North Sea Low - Mid $160s Southeast Asia Mid – High $50s Trinidad Mid $60s – Low $70s As of 06/30/2014. Ranges exclude mobilization amortization and rebills. Daily operating costs vary by rig class and region. Hi gher capable rigs generally earn higher day rates and typically have higher operating costs per day. During shipyard stays, crew and other pe rso nnel - related costs are usually capitalized rather than expensed. Region Drillships ($K/day) Gulf of Mexico High $160s – High $170s West Africa Low $210s – Mid $220s

2014 Operating Cost Components 39 53% 12% 17% 3% 1% 3% 9% Labor & Fringes Employee-related * R&M Insurance Rig moves Rebillables All other ** * Employee - related costs include training, catering and crew transportation ** Other includes rentals, medics, agent commissions, satellite communications and other misc. drilling costs Percentage of total operating costs

Rowan Guidance as of August 6, 2014 Key metrics: 2Q 2014 Actual 3Q 2014 Projected FY 2014 Projected Jack - up Out of Service Time 13% 8% 9 - 10% Jack - up Operational Downtime (unbillable) 1.8% 2.5% 2.5% Drillship Operational Downtime (1) N/A N/A Slightly higher than 5% Contract Drilling Expenses (excluding rebills) $233 MM $245 - $250 MM $945 - $955 MM SG&A $29 MM $35 - $37 MM $130 - $135 MM Depreciation $78 MM $80 - $82 MM $315 - $320 MM Interest Expense, Net of Capitalized Interest $28 MM $25 - $26 MM $95 - $100 MM Effective Tax Rate 5.7% Single Digits Single Digits Capital Expenditures $262 MM N/A $2.1 B 40 (1) Rowan expects operational downtime for the drillships to be approximately 5% after approximately six - months up to one year break in period after which operational downtime could be somewhat higher.

Outstanding Debt is $2.8 Billion as of June 30, 2014 Outstanding debt notes and maturity date June 30, 2014 Carrying Value 5% Senior Notes, due 2017 $399,102 7.875% Senior Notes, due 2019 $498,335 4.875% Senior Notes, due 2022 $712,430 4.75% Senior Notes, due 2024 $399,611 5.4% Senior Notes, due 2042 $398,388 5.85% Senior Notes, due 2044 $399,889 $2,807,755 41 *Weighted - average annual interest rate is 5.6%

Glossary of Terms and Acronyms Blowout Preventer (BOP): An emergency shut - off device comprised of a series, or “stack”, of valves that shut the wellbore in the event that hydrocarbons enter the wellbore and pressure containment is compromised. The BOP is intended to serve as a pressure control system of last resort. Cold - stacked Rig: An offshore rig that is not actively marketed and is completely down - manned. Cold stacked rigs generally require significant time and capital expenditures to reactivate. Day rate Contract : A contractual agreement where a drilling contractor is paid a daily rate. Customer carries majority of the operating risk so long as the drilling contractor meets the basic standards of equipment and personnel specified by the contract. Estimated Planned Off Rate Time : Defined by Rowan as those days where a rig will not be available to earn any revenue due to shipyard, transit, inspection periods, or suspension of operations. High - specification Rig : Defined by Rowan as rigs with a two million pound or greater hook - load capacity. Hook - load: A commonly used metric to define the lifting capacity of a rigs derrick system. Operational Downtime : When a rig is under contract and unable to conduct planned operations due to equipment breakdowns or procedural failures. Operational downtime will result in a related revenue reduction. The company expects operational downtime to account for approximately 2.5% of in - service days. Out - of - Service Days (OOS): I nclude days for which no revenues are recognized other than operational downtime and stacked days (cold - stacked days or off rate between contracts). The company may be compensated for certain out - of service days, such as for shipyard stays or for transit periods preceding a contract ; however recognition of any such compensation received is deferred and recognized over the period of drilling operations. Utilization : A rate that specifies the percentage of time that a rig (or fleet of rigs) earned day rate in a specified period. 42

Investor Contact: Suzanne M. Spera Director, Investor Relations sspera@rowancompanies.com 713.960.7517 Rowan Companies 2800 Post Oak Blvd. Suite 5450 Houston, TX 77056 713.621.7800 www.rowancompanies.com